UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): January 24, 2007

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         -------------------------------

         INDIANA                     0-17071                 35-1544218
(State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                 Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (e) On October 12, 2006, the Compensation and Human Resources Committee (the "Committee") of the Board of Directors (the "Board") of First Merchants Corporation (the "Corporation") approved the establishment of a Defined Contribution Supplemental Executive Retirement Plan (the "Plan") for the purpose of providing compensation for a select group of management and other highly compensated employees of the Corporation and designated Michael C. Rechin as the sole initial participant in the Plan. The Board confirmed the Committee's action at a meeting held on October 24, 2006. On January 26, 2007, the definitive Plan document was finalized and executed by the Corporation, and Mr. Rechin executed a Participation Agreement accepting the Committee's designation of Mr. Rechin as a participant. Mr. Rechin is the current Executive Vice President and Chief Operating Officer of the Corporation and on April 24, 2007, will become the President and CEO of the Corporation. A copy of the Plan is attached hereto as
Exhibit 10.1, and a copy of Mr. Rechin's Participation  Agreement is attached as
Exhibit 10.2.

The Plan provides that a certain percentage of each participant's salary and bonus will be credited to a deferred benefit account established for the participant, contingent upon the participant having made sufficient contributions to the Corporation's Retirement and Income Savings Plan to be entitled to the maximum matching employer contributions under that plan. The amount of the contribution and the date upon which each participant will begin participating in the Plan will be set forth in the Participation Agreement to be executed by each participant.

The Corporation intends to establish a "rabbi trust" in connection with the Plan and to make contributions to the trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plan. However, the Corporation's obligations under the Plan will remain an unsecured, unfunded promise to pay benefits to the participants in accordance with the Plan's provisions.

The interest of each participant in the value of his or her contribution account vests upon the earlier of: (a) the participant's death while employed by the Corporation; (b) the participant's disability while employed by the Corporation;
(c) involuntary termination of the participant's status as an employee of the Corporation, other than for cause; (d) a benefit becoming payable to the participant under a Change of Control Agreement with the Corporation; or (e) completion by the participant of five (5) consecutive years of employment as an employee of the Corporation after becoming a participant in the Plan. Upon the occurrence of any of these events, the participant's interest in his or her contribution account becomes fully vested and nonforfeitable.

The amounts accrued under each participant's accounts become payable upon: (a) the participant's death; (b) the participant's disability; or (c) if vested, the participant's separation from service as an employee of the Corporation, with the initial payment being delayed six (6) months if payment is made on account of the participant's separation from service. The amount will be payable to the participant by the Corporation in thirty-six (36) monthly installments.

Item 9.01.        Financial Statements and Exhibits.

         (c) (10.1) Defined Contribution Supplemental Executive Retirement Plan, dated as of January 1, 2006.

                  (10.2) Participation Agreement of Michael C. Rechin, dated January 26, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 26, 2007.

                                         FIRST MERCHANTS CORPORATION


                                         By:  /s/ Michael L. Cox
                                              -----------------------
                                              Michael L. Cox,
                                              President and CEO

                                  EXHIBIT INDEX


         10.1 Defined Contribution Supplemental Executive Retirement Plan, dated as of January 1, 2006.

         10.2 Participation Agreement of Michael C. Rechin, dated January 26, 2007.

                                  Exhibit 10.1

                           FIRST MERCHANTS CORPORATION
                              DEFINED CONTRIBUTION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            Effective January 1, 2006

                           FIRST MERCHANTS CORPORATION
                              DEFINED CONTRIBUTION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         First Merchants Corporation (the "Employer") hereby establishes the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan (the "Plan"), effective as of January 1, 2006.

                                    Article I
                               Purpose of the Plan

         This Plan is a non-qualified retirement plan established for the purpose of providing deferred compensation for a select group of management or highly compensated Employees and is intended to be an unfunded plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended.

                                   Article II
                                   Definitions

         2.1 Change of Control Agreement. A "Change of Control Agreement" shall mean a change of control agreement in effect between an Executive and the Employer.

         2.2 Code. The "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.3 Committee. The "Committee" shall mean the Employer's Compensation and Human Resources Committee.

         2.4 Compensation. "Compensation" shall mean, with respect to each Executive, all salary and bonuses required to be included in such Executive's gross income for federal income tax purposes (before required withholdings) payable to the Executive for services rendered to the Employer or a subsidiary of the Employer during the Plan Year in question, plus all elective deferrals (as defined in Section 402(g)(3) of the Code), all amounts that are contributed or deferred by the Employer at the election of the Executive to any plan of the Employer for the Plan Year and that are not includible in the Executive's gross income by reason of Section 125 of the Code, and all elective amounts that are not includible in gross income by reason of Section 132(f)(4) of the Code; provided, however, "Compensation" shall not include any special or one-time bonus or similar payments, including, without limitation, payments made by the Employer to the Executive on account of severance or termination of employment pursuant to a Change of Control Agreement or otherwise.
         2.5 Deferred Benefit Account. A "Deferred Benefit Account" shall mean the account being administered for the benefit of an Executive pursuant to the provisions of the Plan. Such account shall consist of amounts credited to such account, adjusted for investment gain or loss.

         2.6 Disability or Disabled. "Disability" or "Disabled" shall mean any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, by reason of which the Executive is (1) unable to engage in any substantial gainful activity, or (2) receiving income replacement benefits for a period of not less than three months under the Employer's accident and health plan covering the Executive.

         2.7 Executive. An "Executive" shall mean a key executive Employee who is designated to participate in the Plan under Article III.

         2.8 Participation Agreement. A "Participation Agreement" shall mean the agreement executed by an Executive upon being designated to participate in the Plan. The Participation Agreement shall be an integral part of the Plan with respect to the Executive who executes the Participation Agreement.

         2.9 Retirement Plan. The "Retirement Plan" shall mean the First Merchants Corporation Retirement and Income Savings Plan.

         2.10 Separation from Service. "Separation from Service" shall mean separation from service with the Employer as defined in IRS Prop. Reg. ss.1.409A-1(h), or another IRS regulation adopted hereafter in place of this proposed regulation.

         2.11 Vesting. "Vesting" shall mean the protection of the Executive's Deferred Benefit Account balance from forfeiture, as provided in Article VII.

         The following terms shall have the same meanings as they have under the Retirement Plan: "Employee," "Plan Year," "Employer Contribution" and "Pre-Tax Contribution."

                                   Article III
               Designation of Executives Participating in the Plan

         The Committee shall have the sole discretion, from time to time, to designate Employees to participate in the Plan as covered Executives. This designation shall be by resolution of the Committee and shall be limited to management or highly compensated Employees who are participating in the Retirement Plan and whose Compensation exceeds the annual compensation limit under Section 401(a)(17) of the Code. Each Executive so designated shall execute a Participation Agreement and shall become a participant as of the date set forth in such Participation Agreement.

                                   Article IV
                        Contributions; Crediting Accounts

         4.1 Non-Contributory Plan. The Executive shall not be permitted to make contributions under this Plan.

         4.2 Credits to Executive's Deferred Benefit Account. With respect to each Executive, for each Plan Year (or portion thereof) in which the Executive:
(a) is a participant in the Plan; and (b) has made sufficient Pre-Tax Contributions under the Retirement Plan for such Plan Year to be entitled to the maximum matching Employer Contribution under said Retirement Plan for that year; the Employer shall credit the percentage of such Executive's Compensation for such Plan Year to the Executive's Deferred Benefit Account as shall be provided in the Executive's Participation Agreement. The Employer shall credit the amount to each Executive's Deferred Benefit Account determined in accordance with this
Section 4.2 for each Plan Year on the last day of such year; provided, however, if an Executive's participation ceases prior to the end of a Plan Year by reason of the Executive's death, Disability or Separation from Service entitling the Executive to benefit payments in accordance with Article VIII of the Plan, the amount shall be credited as soon as administratively feasible but in no event more than thirty (30) days following such event.

                                    Article V
                                  Unfunded Plan

         Except as may be provided in a "rabbi trust" agreement which may be established by the Employer in connection with this Plan, (a) the Executive, his or her designated beneficiary and any other person or persons having or claiming a right to payment of benefits hereunder, or to any interest under this Plan, shall rely solely on the unsecured promise of the Employer, and (b) nothing herein shall be construed to give the Executive, his or her designated beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the Employer or in which it may have any right, title or interest now or in the future, but the Executive shall have the right to enforce his or her claim against the Employer in the same manner as any unsecured creditor. The rights of a covered Executive under the Plan are not subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Executive or the Executive's beneficiary.

                                   Article VI
                     Investment of Deferred Benefit Account

         The Employer or the trustee of any "rabbi trust" established by the Employer may provide an investment account or accounts (the "Investment Account(s)") in which the Executive may request to have all or portions of the Deferred Benefit Account invested. Such Investment Account(s) shall allow the Executive to request that the Deferred Benefit Account be allocated among such investment options as the Employer or the trustee may, in its sole discretion, make available under this Plan, including, without limitation, investment options that are available to Executives in the Retirement Plan as well as under insurance and annuity policies. This requested investment allocation shall be made on such forms and pursuant to such procedures as may be prescribed by the Committee or the trustee. The Employer and the trustee shall be under no obligation to invest the Deferred Benefit Account in the manner requested by the Executive. The Deferred Benefit Account shall reflect all gain or loss in the Investment Account(s), reduced by any expenses incurred by the Investment Account(s).

                                   Article VII
                                     Vesting

         The interest of the Executive in the value of his or her Deferred Benefit Account shall fully vest in the Executive (or his or her beneficiary in the event of the Executive's death while participating in the Plan) and become nonforfeitable in the event of: (a) the Executive's death; (b)the Executive's Disability; (c) involuntary termination of the Executive's status as an Employee, other than for Cause (as defined in the Executive's Change of Control Agreement); (d) a benefit becoming payable to the Executive under his or her Change of Control Agreement; or (e) completion by the Executive of five (5) consecutive years of employment as an Employee after becoming a participant in the Plan.

                                  Article VIII
                               Payment of Benefits

         The Employer shall pay the Executive (or his or her beneficiary in the event of the Executive's death) an amount equal to the value of his or her vested Deferred Benefit Account as a benefit under this Plan, in thirty-six (36) monthly installments, commencing within thirty (30) days after any of the following dates: (a) the date of the Executive's death; (b) the date the Executive is determined to be Disabled; (c) the date of the Executive's Separation from Service; provided, however, if the benefit is payable on account of the the Executive's Separation from Service, the initial payment to the Executive shall be delayed for six (6) months after such Separation from Service. Each monthly payment shall be calculated on the basis of the value of the Executive's vested Deferred Benefit Account, determined as of the date of such calculation, divided by a fraction, the numerator of which is one (1) and the denominator of which is the number of monthly payments remaining to be paid (e.g., 1/36, 1/35, etc. of the Executive's vested Deferred Benefit Account), except that, if the benefit is payable on account of the the Executive's Separation from Service, the initial payment (but not the remaining thirty (30) payments) to the Executive shall be an amount equal to one-sixth (1/6) of the value of the Executive's vested Deferred Benefit Account, determined as of the date of such calculation.

                                   Article IX
                           Designation of Beneficiary

         The Executive may designate the person(s) to receive the benefit payable under this Plan if the Executive dies before receiving the full amount of such benefit. If such designation is not made, or if no designated beneficiary is then living, such benefit shall be paid to the Executive's spouse, if then living, or if not, to the Executive's descendants, per stirpes, who are then living, or if there are no such descendants then living, to the Executive's estate.

                                    Article X
                        Amendment or Termination of Plan

         This Plan may be amended or terminated at any time by the Committee without the consent of the Executive or his beneficiary(ies) provided that the Executive does not lose the right to any vested Deferred Benefit Account accruing prior to the amendment or termination.

                                   Article XI
                           Administration of the Plan

         The Plan shall be administered by the Committee, which shall have sole authority to construe and interpret the Plan and issue such rules and regulations as it deems appropriate. The Committee may appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel. The Committee's interpretations, determinations, rules and regulations, and calculations shall be final and binding on all persons and parties concerned. The foregoing notwithstanding, the Committee's discretion under this Article XI is limited by the provisions of Section 409A of the Code and the regulations thereunder. In no event shall the Committee construe or interpret the Plan or establish any rules or regulations that are contrary to or inconsistent with such Code Section and/or regulations.

                                   Article XII
                                     Claims

          If the Executive (or to his or her beneficiary in the case of the Executive's death) desires a review of any benefit determination made by the Committee under this Plan, he or she shall follow the claims review procedure described in the Retirement Plan (except that the review shall be by the Committee rather than the administrative committee under the Retirement Plan).

                                  Article XIII
                         No Employment Agreement Created

         No provision of this Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Employer and an Executive, nor shall any provisions herein create specific employment rights to an Executive nor limit the right of the Employer to discharge an Executive with or without cause. Similarly, no provision shall limit an Executive's rights to voluntarily sever his or her employment at any time.

                                   Article XIV
                        Binding Effect and Governing Law

         This Plan shall be binding upon each Executive and the Executive's spouse, beneficiaries, heirs, executors, administrators, personal representatives, successors and assigns, and upon the Employer and its successors and assigns. Excepted as preempted by ERISA or any other applicable federal law, the Plan shall be construed, enforced and administered , and its validity shall be determined, in accordance with the laws of the State of Indiana.

                                   Article XV
                                 Interpretation

         Words and phrases herein shall be construed as in the singular or plural as masculine, feminine or neuter gender as appropriate. The headings used herein are for organizational purposes only and shall have no determinative effect upon the rights, interests, and/or duties created in this Plan.

         This Plan was adopted by the Committee on October 12, 2006, effective as of January 1, 2006, under authority granted by the Employer's Board of Directors.

                                  FIRST MERCHANTS CORPORATION

                                  By:/s/ Michael L. Cox
                                  -----------------------------
                                  Michael L. Cox
                                  President and CEO

                                  Exhibit 10.2

                          FIRST MERCHANTS CORPORATION

                             PARTICIPATION AGREEMENT

         Whereas, the Compensation and Human Resources Committee (the "Committee") of First Merchants Corporation (the "Employer") adopted the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan (the "Plan") on October 12, 2006, effective as of January 1, 2006; and

         Whereas, Michael C. Rechin (the "Executive") is the Executive Vice President and Chief Operating Officer of the Employer, and, by resolution of the Committee on October 12, 2006, the Executive was designated to participate in the Plan, effective as of January 1, 2006; and

         Whereas, said resolution provided that, so long as the Executive continues as a participant in the Plan, the Employer shall credit twelve percent (12%) of the Executive's Compensation for each Plan Year to the Executive's Deferred Benefit Account.

         Now, therefore, by signing this Participation Agreement, the Executive accepts the Committee's designation of the Executive as a participant in the Plan and acknowledges that he has read and understands the terms and provisions of the Plan document(s). He further acknowledges that he understands: (a) that, in order to be eligible for a credit to his Deferred Benefit Account for a Plan Year, he must make sufficient Pre-Tax Contributions under the First Merchants Corporation Retirement and Income Savings Plan for such Plan Year to be entitled to the maximum matching Employer Contribution under said Retirement Plan for that year; (b) that benefits will be paid pursuant to the Plan only under the specific circumstances described therein; and (c) that he is a general creditor of the Employer and, except as may be provided in a "rabbi trust" agreement which may be established by the Employer in connection with this Plan, he has no interest in specific assets owned by the Employer.

         The Executive hereby designates the following beneficiary or beneficiaries in accordance with the provisions of Article IX of the Plan:

                                Debra Lynn Rechin
               ---------------------------------------------------
If the above named beneficiary is not living when the benefit is to be made under the Plan, the Executive hereby designates the following contingent beneficiary or beneficiaries:

                   Kyle Rechin, Emily Rechin, Courtney Rechin
              ----------------------------------------------------

Dated this 29th day of January, 2007.


/s/Michael C. Rechin                        /s/Kim Ellington
-------------------------------             ------------------------------
Michael C. Rechin                           Kim Ellington
Executive                                   Plan Administrator